                                 SCHEDULE 14A
                                (RULE 14a-1-1)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:

 / / Preliminary Proxy Statement.           / / Confidential, for Use of the
 /x/ Definitive Proxy Statement.                Commissioner Only (as permitted

 / / Definitive Additional Materials.           by Rule 14a-6(e)(2).
 / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.


                        General American Capital Company
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                      N/A
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

  /x/ No fee required.

  / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.
       (1) Title of each class of securities to which transaction applies:
           N/A
       (2) Aggregate number of securities to which transaction applies:  N/A
       (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
       (4) Proposed maximum aggregate value of transaction:  N/A
       (5) Total fee paid:  $0

  / / Fee paid previously with preliminary materials.

  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1) Amount Previously Paid:  N/A
       (2) Form, Schedule or Registration Statement No.:  N/A
       (3) Filing Party:  N/A
       (4) Date Filed:  N/A

                        GENERAL AMERICAN CAPITAL COMPANY
                               700 Market Street
                            St. Louis Missouri 63101

MATTHEW P. MCCAULEY
MEMBER & SECRETARY
BOARD OF DIRECTORS
PHONE:  (314) 444-0647
Fax:    (314) 444-0510

                                 March 31, 1997


Dear Policy/Contract Holder:

Because you have invested money through your variable life insurance policy or variable annuity contract in General American Capital Company's Managed Equity Fund (referred to below as the "Fund"), you are entitled to instruct us how to vote the shares of the Fund at a special meeting of shareholders to be held on 28 April 1997. To assist you in giving those instructions, we have enclosed the following:

      (1)   A Notice of the Special Meeting;
      (2)   A Proxy Statement;
      (3)   A Voting Instruction Form; and
      (4)   A postage-paid return envelope.

The special meeting is being held for the following purpose:

      To consider and act upon a proposal to have Conning Asset Management Company (the investment adviser of the Managed Equity Fund as well as the investment adviser and portfolio manager of each of Capital Company's other funds) take over the portfolio management of the Managed Equity Fund.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details about the special meeting.

In order to be given effect at the special meeting, a properly executed Voting Instruction Form must be received by us at General American Life Insurance Company no later than April 25, 1997.
                  ----------------------------

We shall vote shares of the Fund in accordance with voting instructions received on a timely basis. We shall vote the shares of the Fund for which no timely instructions are received, and any shares that General American
Life Insurance Company owns on behalf of group pension customers, in the same proportion as dictated by the voting instructions that are received. Voting Instruction Forms that are properly executed and returned but that have no voting specification will be voted "For" the proposal.

Please complete, sign, and date the enclosed Voting Instruction Form and promptly return it in the enclosed postage-paid envelope. Your instructions and participation are very important and we would appreciate your return of the form as soon as possible.

Thank you for your cooperation.

Very truly yours,


/s/ Matthew P. McCauley
-------------------------------

Matthew P. McCauley
Member & Secretary
Board of Directors
General American Capital Company

                                 MARCH 31, 1997

                        GENERAL AMERICAN CAPITAL COMPANY
                              MANAGED EQUITY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


      A special meeting of the shareholders of the Managed Equity Fund of General American Capital Company ("Capital Company") will be held at the home office of General American Life Insurance Company, located at 700 Market Street, St. Louis, Missouri, on Monday, April 28, 1997 at 11:00 a.m., Central Time, for the following purpose:


      TO CONSIDER AND ACT UPON A PROPOSAL TO HAVE CONNING ASSET MANAGEMENT COMPANY (THE INVESTMENT ADVISER OF THE MANAGED EQUITY FUND AS WELL AS THE INVESTMENT ADVISER AND PORTFOLIO MANAGER OF EACH OF CAPITAL COMPANY'S OTHER FUNDS) TAKE OVER THE PORTFOLIO MANAGEMENT OF THE MANAGED EQUITY FUND.


      You are entitled to vote at the meeting and any adjournments of the meeting if you owned shares of the Managed Equity Fund at the close of business on January 31, 1997. If you attend the meeting, you may vote. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed Voting Instruction Form in the enclosed postage-paid envelope. Your vote is very important to us, regardless of the number of shares you own. If you have any questions regarding the enclosed materials or the special meeting, please call Capital Company at 314-231-1700. We look forward to receiving your Voting Instruction Form very soon.




                                           /s/ Matthew P. McCauley
                                           ----------------------------------

                                           Matthew P. McCauley
                                           Member & Secretary
                                           Board of Directors
                                           General American Capital Company

                        GENERAL AMERICAN CAPITAL COMPANY
                               700 MARKET STREET
                              ST. LOUIS, MISSOURI
                           TELEPHONE:  (314) 231-1700
                            ------------------------

                                PROXY STATEMENT
                                 MARCH 31, 1997
                            ------------------------

      We at General American Life Insurance Company (referred to in this proxy statement as "General American") have tried to make this proxy statement you are now reading easy to understand because it contains important information about a change to General American Capital Company (referred to in this proxy statement as "Capital Company"). Capital Company is the mutual fund in which you have invested through your variable life insurance policy or variable annuity contract. In order to make this proxy statement easier to read and understand, we present the information in question and answer format. If you have additional questions about any of the information contained in this proxy statement, please call us at the above telephone number or write us at the above address.

1.    WHY HAVE I BEEN SENT THIS PROXY STATEMENT?

      Capital Company offers a series of investment funds for variable life insurance policies and variable annuity contracts sold by General American and its affiliate insurance companies. This proxy statement relates to a change to one of Capital Company's funds, the Managed Equity Fund (sometimes referred to in this proxy statement as the "Fund"). As more specifically described below, this proxy statement has been sent to you because the Board of Directors of Capital Company has voted to change the portfolio manager of the Managed
Equity Fund. Because you have invested money through your variable life insurance policy or variable annuity contract in the Managed Equity Fund, you are entitled to vote on the change in the Fund's portfolio manager.

      At its January 1997 meeting, the Board of Directors of Capital Company unanimously voted to have the investment portfolio of the Managed Equity Fund be managed by Conning Asset Management Company (referred to in this proxy statement as "Conning," and formerly known as General American Investment Management Company) instead of by Morgan Stanley Asset Management, Inc. (referred to in this proxy statement as "Morgan Stanley"). Conning is the current investment adviser of the Managed Equity Fund as well as the investment adviser and portfolio manager of each of Capital Company's other funds. Pursuant to the vote of Capital Company's Board of Directors, Conning took over active portfolio management of the Managed Equity Fund on March 1, 1997. Under the Investment Company Act of 1940, as amended (the "1940 Act"), Conning may act as portfolio manager of the Fund for a maximum of 120 days before receiving ratification of the shareholders of the Fund. You have been sent this proxy statement to enable you to vote on whether to ratify Conning as the portfolio manager of the Managed Equity Fund.

      This is the proposal that shareholders of the Managed Equity Fund are being asked to vote on:


      To have Conning Asset Management Company (the investment adviser of the Managed Equity Fund as well as the investment adviser and portfolio manager of each of Capital Company's other funds) take over the portfolio management of the Managed Equity Fund.


      Please read this proxy statement carefully. Then, if you agree with the Board of Directors that Conning should take over the portfolio management of the Managed Equity Fund, mark the boxes noted "FOR" on the enclosed Voting Instruction Sheet. If you do not agree that Conning should take over the Fund's portfolio management, mark the boxes noted "AGAINST." If you decide you want to abstain from voting either "For" or "Against," mark the box noted "ABSTAIN." After you have marked, signed, and dated the Voting Instruction Sheet, please send it back to us in the enclosed postage-paid envelope. The Board of Directors of Capital Company recommends that you vote "FOR" the proposal.

2.    WHY HAS THE BOARD OF DIRECTORS VOTED TO CHANGE THE
      PORTFOLIO MANAGER OF THE MANAGED EQUITY FUND?

      Prior to March 1, 1997, the Managed Equity Fund was advised by Conning and sub-advised by Morgan Stanley. As the investment adviser, Conning provides investment advice and some administrative services to the Fund and oversaw the performance of Morgan Stanley. As the sub-adviser, Morgan Stanley managed the Fund's portfolio under the supervision of Conning. At its January 1997 meeting, the Board of Directors unanimously voted to replace Morgan Stanley as the Fund's portfolio manager with Conning assuming direct portfolio management of the Fund. In accord with Board authorization, Conning took over direct portfolio management of the Fund on March 1, 1997. The Board of Directors now recommends that shareholders of the Fund ratify the change in portfolio managers. If ratified by the shareholders of the Fund, Conning would continue to directly manage the Fund's investment portfolio. The investment objective of the Fund has not been affected, nor will it be affected, by the change in the Fund's portfolio manager.

      The Board of Directors determined that by directly managing the Fund, Conning could eliminate a level of fund administration and management, thus lowering the overall cost of managing the Fund, which savings could be passed to the shareholders of the Fund. Because of the anticipated savings from having a single adviser provide investment advice as well as providing administrative services to the Fund, the base advisory fee has been reduced from 0.50% to 0.40%. See the discussion of the Fund's aggregate advisory fee prior to and after the change in portfolio managers on pages 6 and 7 of this proxy statement. The new lower advisory fee will directly affect the net return that policyholders and contract holders will achieve on funds allocated to the Managed Equity Fund. Conning has experience directly managing other investment portfolios and is currently acting as the portfolio manager of each of the other Capital Company funds. More information regarding Conning is set forth under Question 4 below.

For the reasons discussed above, Capital Company's Board of Directors recommends that shareholders of the Fund ratify the Fund's change in portfolio managers.

3.    WHAT OTHER CHANGES WOULD BE MADE?

      No other changes to the Managed Equity Fund or to Capital Company's other funds would be made if shareholders approve the change in the Fund's portfolio manager.

4. WHAT ELSE DO I NEED TO KNOW ABOUT THE PROPOSED CHANGE BEFORE I DECIDE HOW TO VOTE?

      We believe that it is important for you to know more about Conning and Morgan Stanley and the investment advisory agreement under which Conning serves and the sub-advisory agreement under which Morgan Stanley previously served. We also believe that it is important for you to know the Fund's aggregate advisory fees before the change in portfolio managers and the Fund's reduced advisory fees that result from the change in portfolio managers.

CONNING ASSET MANAGEMENT COMPANY.
--------------------------------

      Conning, an indirect subsidiary of General American, is located at 700 Market Street, St. Louis, Missouri 63101. Conning is a registered investment adviser under the Investment Advisers Act of 1940. As of December 1996, Conning provided investment advice to 30 separate accounts of General American and 45 clients that were unaffiliated with General American.
Conning serves as the investment adviser for all of the funds offered by Capital Company, including the Managed Equity Fund. As the investment adviser, Conning has day-to-day responsibility for making investment decisions and placing investment orders for all of Capital Company's funds. Prior to March 1, 1997, however, with respect to the Managed Equity Fund, it generally adhered to the recommendations concerning the purchase, sale, and retention of common stocks that were made by Morgan Stanley, the Fund's former investment sub-adviser.

      Conning is currently the investment adviser of the Managed Equity Fund under an investment advisory agreement (the "Advisory Agreement") last approved by the Board of Directors, including a majority of the non-interested Directors, on July 24, 1996. The Advisory Agreement was last approved by the shareholders of Capital Company's funds at a shareholders meeting held July 21, 1993. Amendment No. 1 to the Advisory Agreement was approved by the Board of Directors on October 23, 1996 and by the effected shareholders on December 16, 1996. Amendment No. 2 to the Advisory Agreement effects the change in investment advisory fees that result from the change in portfolio managers as set forth in this proxy statement. Amendment No. 2 was approved by the Board of Directors as of February 28, 1997 and will be voted upon by the shareholder of the Fund at the Special Meeting on April 28, 1997 as described in this proxy statement. The discussion in this proxy statement of the Advisory Agreement and its amendments is qualified by the actual Advisory Agreement, Amendment No. 1, and Amendment No. 2, which may be found at Exhibit A.
   ---------

      The Advisory Agreement terminates automatically in the event there has been an assignment of the contract (which could happen, for example, if there were a change in control of the investment adviser). The Advisory Agreement also terminates as to the Fund upon sixty (60) days' notice given by Capital Company's Board of Directors or by Conning, as the case may be. The Advisory Agreement may also be terminated by majority vote (as that term is defined in the 1940 Act) of the shares of Capital Company. If the Advisory Agreement is not terminated, the Advisory Agreement will continue in force with respect to the Fund so long as its continuance is approved at least annually by a majority of the "non-interested" members of Capital Company's Board of Directors, and by
(i) a majority vote (as defined in the 1940 Act) of the Fund's shareholders, or
(ii) a majority of Capital Company's Board of Directors.

MORGAN STANLEY ASSET MANAGEMENT COMPANY, INC.
---------------------------------------------

      The portfolio of the Managed Equity Fund was formerly managed by Morgan Stanley under an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Conning and Capital Company, a copy of which is set forth in Exhibit B. Morgan Stanley is not affiliated with General American, but is a
---------
wholly-owned subsidiary of Morgan Stanley Group, Inc., a Delaware corporation which engages in the securities business through a number of subsidiaries both inside and outside of the United States. Morgan Stanley has offices at 122 Avenue of the Americas, New York, New York 10020.

      The Sub-Advisory Agreement, dated July 24, 1991, by and among Conning, Capital Company, and Morgan Stanley was last approved by the Board of Directors, including a majority of the non-interested Directors, on July 24, 1996, and was last approved by the Fund's shareholders at a shareholders' meeting held July 21, 1993. Pursuant to the terms of the Sub-Advisory Agreement, and the vote of Capital Company's Board of Directors, the Sub-Advisory Agreement terminated as of March 1, 1997. The discussion of the terminated Sub-Advisory Agreement contained in this proxy statement is qualified by the actual terminated Sub-Advisory Agreement itself, which may be found at Exhibit B.
            ---------

      Prior to the termination of the Sub-Advisory Agreement, Morgan Stanley made recommendations as to which securities should be bought and which sold in pursuit of the objectives of the Fund. Morgan Stanley was responsible for the selection of brokers to execute securities transactions on behalf of the Fund. Morgan Stanley's choices of securities and the performance of chosen brokers was reviewed by Conning and, ultimately, by the Board of Capital Company. Morgan Stanley continues to advise similar investment portfolios.

ADVISORY FEES PRIOR TO THE CHANGE IN PORTFOLIO MANAGERS.
-------------------------------------------------------

      For its services as the investment adviser to the Managed Equity Fund, Conning charges the Fund an investment advisory fee that is accrued daily against the Fund. Prior to the change in portfolio managers on March 1, 1997, Conning paid an investment sub-advisory fee to Morgan Stanley out of the fee that it received from the Fund. We have set forth in the table below the fees that were charged the Fund prior to the change in portfolio managers, stated as an annual percentage of the average daily value of the net assets:

    ------------------------------------------------------------------------------
      MANAGED EQUITY                       TOTAL          PAID TO        PAID TO
      FUND ASSETS                        PERCENTAGE       MORGAN         CONNING
                                                          STANLEY
    ------------------------------------------------------------------------------
      First $10 million                     .50%           .40%           .10%
    ------------------------------------------------------------------------------
      Next $20 million                      .35%           .30%           .05%
    ------------------------------------------------------------------------------
      Balance over $30                      .30%           .25%           .05%
      million
    ------------------------------------------------------------------------------

      Based upon the investment management rates reflected in the above table, during the fiscal year ended December 31, 1996, Capital Company paid Conning fees totaling $165,862 for investment management services relating to the Managed Equity Fund, out of which amount Morgan Stanley earned approximately $138,000 for its services as the Fund's investment sub-adviser.

ADVISORY FEES AFTER THE CHANGE IN PORTFOLIO MANAGERS.
----------------------------------------------------

      If shareholders ratify the Managed Equity Fund's change in portfolio managers, Conning will continue to manage the Fund's investment portfolio. Because the change in portfolio managers removes a level of fund administration and management, certain administrative efficiencies will result which can be passed on to the shareholders of the Fund. Accordingly, Conning has agreed to a reduction in the base aggregate advisory fees of the Fund from 50 basis points (0.50%) to 40 basis points (0.40%). We have set forth Conning's graduated fees rates to manage and administer the Fund in the table below, stated as an annual percentage of the average daily value of the net assets:

    --------------------------------------------------------------------
      MANAGED EQUITY                     TOTAL               PAID TO
      FUND ASSETS                     PERCENTAGE             CONNING
    --------------------------------------------------------------------
      First $10 million                  .40%                 .40%
    --------------------------------------------------------------------
      Next $20 million                   .30%                 .30%
    --------------------------------------------------------------------
      Balance over $30                   .25%                 .25%
      million
    --------------------------------------------------------------------

EXECUTIVE OFFICERS AND DIRECTORS.
--------------------------------

      The officers and directors of Conning are set forth below. Unless otherwise specified, the address of each officer and director of Conning is 700 Market Street, Saint Louis, Missouri.

  -----------------------------------------------------------------------------------------
      Name of Director or                                            Other Business
          Officer of                Position at                  Profession, Vocation or
        Conning Asset              Conning Asset                 Employment during Past
      Management Company         Management Company                    Two Years
  -----------------------------------------------------------------------------------------
   Douglas R. Koester        Senior Vice President and         Senior Portfolio Manager
                             Director                          Vice President, General
                                                               American Life Insurance
                                                               Company; Treasurer &
                                                               Director of Cova
                                                               Corporation; Chief
                                                               Investment Officer &
                                                               Director of Cova
                                                               Investment Advisory Corp.
                                                               (IL); and Director of
                                                               Conning Corp.
  -----------------------------------------------------------------------------------------
   Matthew P. McCauley       General Counsel                   Associate General Counsel
                                                               & Vice President, General
                                                               American Life Insurance
                                                               Company.  Director, Vice
                                                               President, General
                                                               Counsel, & Secretary for
                                                               several other General
                                                               American subsidiaries all
                                                               at 700 Market Street, St.
                                                               Louis, MO  63101,
                                                               including Equity
                                                               Intermediary Co., Red Oak
                                                               Realty Co., & White Oak
                                                               Royalty Co.; General
                                                               American Holding Co.,
                                                               13045 Tesson Ferry Road,
                                                               St. Louis, MO 63128; &
                                                               Paragon Life Insurance
                                                               Co., 100 S. Brentwood, St.
                                                               Louis, MO  63105.  General
                                                               Counsel & Secretary,
                                                               Reinsurance Group of
  -----------------------------------------------------------------------------------------

                                    7

  -----------------------------------------------------------------------------------------
                                                               America, Inc., 660 Mason
                                                               Ridge Center Drive, St.
                                                               Louis, MO  63141 and Security
                                                               Equity Life Insurance
                                                               Company (New York).
                                                               Director & Secretary,
                                                               General American Capital
                                                               Company, General Life
                                                               Insurance Company of
                                                               America, General Life
                                                               Insurance Company
                                                               (Edwardsville, IL),
                                                               Cova Corporation;
                                                               Assistant Secretary &
                                                               Director, Cova Financial
                                                               Services Life Insurance
                                                               Co., Cova Financial Life
                                                               Insurance Co., and First
                                                               Cova Life Insurance Co.
                                                               General Counsel &
                                                               Secretary, Conning
                                                               Corporation.  Director for
                                                               RGA Reinsurance Co.,
                                                               Walnut Street Advisers,
                                                               Inc. and Walnut Street
                                                               Securities, Inc., 670
                                                               Mason Ridge Center Drive,
                                                               Suite 300, St. Louis, MO
                                                               63141. Secretary to The
                                                               Walnut Street Funds, Inc.
  -----------------------------------------------------------------------------------------
   Leonard M. Rubenstein     Chief Executive Officer           Executive Vice President &
                             and Director                      Director, General American
                                                               Life Insurance Co.  Also,
                                                               Director of several
                                                               General American
                                                               subsidiaries, all at 700
                                                               Market Street, St. Louis,
                                                               MO  63101; except Paragon
                                                               Life and General American
                                                               Holding Co., whose
                                                               addresses are given for
                                                               Mr. McCauley.  Treasurer,
                                                               General American Capital
                                                               Company.  Vice President
                                                               & Director, Reinsurance
                                                               Group of America, Inc.,
                                                               whose address is listed
                                                               under Mr. McCauley.
                                                               Director, Cova Financial
                                                               Services Life Insurance
                                                               Co.,  First Cova Life
                                                               Insurance Co., Cova
                                                               Investment Advisory
                                                               Corp., and Cova Investment
                                                               Allocation Corp.  Chief
                                                               Executive Officer,
                                                               Chairman, & Director for
                                                               Conning Corp.  Director
                                                               for the following:
                                                               General Life Insurance
                                                               Co., Security Equity Life
                                                               Insurance Co., BHIF
                                                               America de Vida Seguros
                                                               S.A.
  -----------------------------------------------------------------------------------------

                                    8

  -----------------------------------------------------------------------------------------
                                                               (Chile), Manantial
                                                               Seguros de Vida S.A.
                                                               (Argentina), Red Oak
                                                               Realty Co., General Life
                                                               Insurance Co. of America,
                                                               and RGA Reinsurance Co.,
                                                               Secretary & Director for
                                                               RGA Sudamerica S.A.
  -----------------------------------------------------------------------------------------
   Maurice W. Slayton        President and Director            Director of GAN National
                                                               Insurance Co., and GAN
                                                               North American Insurance
                                                               Co., 120 Wall Street, New
                                                               York, NY 10005; Director
                                                               of Cox Insurance Holdings
                                                               Plc., 34 Leadenhall
                                                               Street, London, EC3A 1AT,
                                                               England; Director of
                                                               MedSpan, Inc., 55
                                                               Farmington Ave., Suite
                                                               601, Hartford, CT 06105;
                                                               President,  CEO, &
                                                               Director of Conning & Co.,
                                                               CityPlace II, 185 Asylum
                                                               Street, Hartford, CT
                                                               06103; Director of Tenant
                                                               Risk Services, Inc.,
                                                               CityPlace II, 185 Asylum
                                                               Street, Hartford, CT
                                                               06103; Director of
                                                               PennCorp Financial, 745
                                                               Fifth Avenue, Suite 500,
                                                               New York, NY 10151;
                                                               Director of Arlberg
                                                               Holding Co., Inc. 520 Pike
                                                               Street, 20th Floor,
                                                               Seattle, WA 98104-4004;
                                                               Director of Robert Plan
                                                               Corp., 8 Freer Street,
                                                               Lynbrook, NY 11563;
                                                               Director & President of
                                                               Conning Corp., 700 Market
                                                               Street, St. Louis, MO
                                                               63101.
  -----------------------------------------------------------------------------------------
   Mark E. Hansen            Executive Vice President          Director of Western
                             and Director                      Indemnity Insurance Co.,
                                                               820 Gessner, Suite 1000,
                                                               Houston, TX 77279;
                                                               Director of Conning, Inc.
                                                               & Conning Corp., 700
                                                               Market Street, St. Louis,
                                                               MO 63101.  Executive Vice
                                                               President & Director of
                                                               Conning & Co., 185 Asylum
                                                               Street, Hartford, CT
                                                               06103.
  -----------------------------------------------------------------------------------------

                                    9

  -----------------------------------------------------------------------------------------
   Donald L. McDonald        Senior Vice President             Senior Vice President of
                                                               Conning & Co., 185 Asylum
                                                               Street, Hartford, CT
                                                               06103.
  -----------------------------------------------------------------------------------------
   Michael D. McLellan       Senior Vice President and         President of Red Oak
                             Director                          Realty & White Oak Realty,
                                                               700 Market Street, St.
                                                               Louis, MO 63101 and
                                                               Director of Conning Corp.,
                                                               700 Market Street, St.
                                                               Louis, MO 63101.
  -----------------------------------------------------------------------------------------
   David N. Reid             Senior Vice President             Senior Vice President of
                                                               Conning & Co., 185 Asylum
                                                               Street, Hartford, CT
                                                               06103.
  -----------------------------------------------------------------------------------------
   William C. Shenton        Senior Vice President             Senior Vice President of
                                                               Conning & Co., 185 Asylum
                                                               Street, Hartford, CT
                                                               06103.
  -----------------------------------------------------------------------------------------
   J. Terri Tanaka           Senior Vice President and         Director of Conning Corp.,
                             Director                          700 Market Street, St.
                                                               Louis, MO 63101.
  -----------------------------------------------------------------------------------------
   Fred M. Schpero           Vice President, Secretary         Secretary of Conning,
                             and Chief Financial               Inc.; Vice President of
                             Officer                           Conning Corp.; & Vice
                                                               President, Secretary &
                                                               Chief Financial Officer of
                                                               Conning & Co., 185 Asylum
                                                               St., Hartford, CT 06103.
  -----------------------------------------------------------------------------------------

EXECUTIVE OFFICERS AND DIRECTORS.
--------------------------------

      The officers and directors of Morgan Stanley are set forth below. Unless otherwise specified, the address of each officer and Director of Morgan Stanley is 122 Avenue of the Americas, New York, New York 10020.

  -----------------------------------------------------------------------------------------
     Name of Director
      or Officer of                Position at                 Other Business Profession,
   Morgan Stanley Asset       Morgan Stanley Asset              Vocation, or Employment
     Management, Inc.            Management, Inc.                During Past Two Years
  -----------------------------------------------------------------------------------------
   James M. Allwin           President and Director            Managing Director, Morgan
                                                               Stanley & Co. Inc.;
                                                               President of Morgan
                                                               Stanley Realty Inc.; head
                                                               of Morgan Stanley & Co.
                                                               Inc.'s Merchant Banking &
                                                               Venture Capital Divisions;
                                                               Member of Morgan Stanley
                                                               Group, Inc.'s Operating
  -----------------------------------------------------------------------------------------

                                    10

  -----------------------------------------------------------------------------------------
                                                               Committee.
  -----------------------------------------------------------------------------------------
   Barton M. Biggs           Chairman and Director             Managing Director, Morgan
                                                               Stanley & Co. Inc.; Morgan
                                                               Stanley Asset Management
                                                               Ltd.; Chairman & Director,
                                                               the India Magnum Fund
                                                               N.V., Morgan Stanley
                                                               Off-Shore Investment Co.
                                                               Ltd., Morgan Stanley
                                                               Emerging Markets Funds,
                                                               Inc., Latin American
                                                               Discovery Fund, Inc.,
                                                               Morgan Stanley Africa
                                                               Investment Funds, Inc.,
                                                               Morgan Stanley
                                                               Asia-Pacific Fund, Inc.,
                                                               Morgan Stanley India
                                                               Investment Fund, Inc.,
                                                               and Morgan Stanley
                                                               Emerging Markets Debt
                                                               Fund, Inc.; Member of the
                                                               International Advisory
                                                               Council of the Thailand
                                                               Fund; Chairman, Morgan
                                                               Stanley Fund, Inc.
  -----------------------------------------------------------------------------------------
   Gordon S. Gray            Director                          Managing Director, Morgan
                                                               Stanley & Co. Inc. and
                                                               Director, Morgan Stanley
                                                               Asset Management, Ltd.
  -----------------------------------------------------------------------------------------
   Dennis G. Sherva          Director                          Managing Director, Morgan
                                                               Stanley & Co. Inc.
                                                               Chairman of the Morgan
                                                               Stanley Emerging Growth
                                                               Portfolio.
  -----------------------------------------------------------------------------------------
   Peter A. Nadosy           Vice Chairman and                 Managing Director, Morgan
                             Director                          Stanley & Co., Inc.;
                                                               Director, Morgan Stanley
                                                               Asset Management Ltd.,
                                                               Morgan Stanley Off-Shore
                                                               Investment Co. Ltd., and
                                                               Morgan Stanley High Yield
                                                               Institutional Portfolio.
                                                               Advisory Director of
                                                               Collateralized Bond
                                                               Obligations N.V., Central
                                                               Secured Investments N.V.,
                                                               and YCM Investments N.V.
                                                               Chairman, Morgan Stanley
                                                               High Yield Fund, Inc. and
                                                               Morgan Stanley Global
                                                               Opportunity Bond Funds.
                                                               Inc.
  -----------------------------------------------------------------------------------------

5.    WHAT FACTORS DID THE BOARD OF DIRECTORS CONSIDER IN
      DECIDING TO RECOMMEND TO SHAREHOLDERS THAT THE PROPOSAL
      DESCRIBED IN THIS PROXY STATEMENT BE APPROVED?

      In determining to recommend the change in portfolio manager described in this proxy statement, the Board considered: (i) the reduction in aggregate investment advisory fees for the Managed Equity Fund; (ii) administrative efficiencies created by having a single adviser perform both the administrative duties and portfolio management duties for the Fund; (iii) administrative efficiencies created by having a single adviser perform the administrative duties and portfolio management of each of Capital Company's funds; (iv) Conning's ability to manage the Fund; (v) the financial strength and asset size of Conning; (vi) and Conning's past experience as adviser to Capital Company and its supervision in connection with sub-advisory services provided to the Fund. In this regard, representatives of Conning met with the Board at its January 1997 meeting, at which time such representatives described the resources available to Conning to secure for the Fund investment research and investment advice.

      Based upon its review, the Board of Directors concluded that the proposed change in portfolio management services would be in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information that the Directors deemed relevant, the Directors, including the disinterested Directors, unanimously approved Conning to take over as the Fund's portfolio manager.

      In the event that shareholders of the Managed Equity Fund do not approve the change in portfolio management, Conning would be required to discontinue acting as the Fund's portfolio manager and a new portfolio manager would have to be found to managed the Fund by no later than June 28, 1997. In such a situation, the Board of Directors would be required to appoint a new investment manager to act as the Fund's portfolio manager and the shareholders of the Fund would then be required to ratify the new portfolio manager within 120 days of its appointment.

      Under the current Advisory Agreement, Conning furnishes to Capital Company and its Board of Directors such statistical information and reports as Conning may deem appropriate or as may be requested by Capital Company. Conning is also responsible for seeing to it that purchases and sales of fund investments are made in a manner consistent with the current investment objectives and policies of each of Capital Company's funds.

      Conning and General American perform a number of administrative functions and pay a number of administrative expenses for Capital Company such as: (i) acting as the transfer and dividend-disbursing agent for Capital Company; (ii) recording the issuance and redemption of shares of Capital Company; (iii) valuing the liabilities of each fund; (iv) computing the daily income and net asset value of each fund; (v) recommending independent auditors and custodians; (vi) coordinating and supervising the activities of the independent auditors and custodians; (vii) maintaining records not otherwise maintained; (viii) preparing and filing tax returns and reports and filings that pertain to federal and state securities laws; (ix) scheduling and planning the agenda for meetings of Capital Company's directors and shareholders; (x) paying directors who are not interested persons of General American, including any travel expenses they may have; (xi) paying the costs of printing and distributing communications to current shareholders of Capital Company; (xii) paying insurance premiums; (xiii) paying charges and expenses of the custodian, accountants, and counsel; (xiv) paying transfer taxes, other state, federal, and local taxes and filing fees; and (xv) paying fees and expenses for qualification of Capital Company and its shares under federal and state securities laws subsequent to the effective date of its prospectus. General American charges Capital Company a fee for these services and expenses, at an annual rate, based on the average daily value of the net assets in the Managed Equity Fund, of 10 basis points (.10%).

      Capital Company also directly pays the brokerage commissions, interest and other borrowing costs, extraordinary or non-recurring expenses such as those for litigation, and other expenses not expressly assumed by General American or Conning. Such expenses are calculated daily and charged to Capital Company monthly. They are reflected in the value of the Capital Company's assets.

6.    WHEN WILL THE MEETING BE HELD?

      The special meeting of shareholders of the Managed Equity Fund is scheduled to be held on Monday, April 28, 1997 beginning at 11:00 a.m., Central Time, at 700 Market Street, St. Louis, Missouri. Your proxy is being solicited for the purpose set forth in the accompanying Notice of Special Meeting.

      Shareholders of record at the close of business on January 31, 1997 (the "Record Date") are entitled to notice of and to vote at the special meeting or any adjournment(s) thereof. As of the Record Date, there were 1,929,662 outstanding shares of the Managed Equity Fund. This proxy is being mailed to shareholders on or about March 31, 1997. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.

      Capital Company is sending this proxy solicitation to variable life policyholders and variable annuity contract holders who own units in the separate accounts that invest in the Fund. The number of votes that may be cast under a contract will be determined by the dollar value of the shares credited to the shareholder. Thus, voting rights equitably reflect differences in share values for different categories of contracts or for different funds, and all shares are in the same class for voting on Capital Company business.

      A majority of shares of stock outstanding on the Record Date, represented in person or by proxy, must be present to transact the business related to the Fund at the special meeting. In the event that a quorum is present at the special meeting but sufficient votes to approve the proposals set forth below are not received, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the special meeting in person or by proxy. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      General American, through certain of its separate accounts, owns all of the shares of the Managed Equity Fund and has undertaken to vote the shares in accordance with voting instructions received on a timely basis from the holders of variable life insurance contracts and variable annuity contracts who have put money into one or more of the separate accounts that invest in the Fund. General American will vote the shares the Fund for which no timely instructions are received, and any shares owned by separate accounts used by qualified plans, in proportion to the voting instructions that are received with respect to all policies and contracts participating in the Fund. Voting Instruction Forms that are properly executed and returned but that have no voting specification will be voted "For" the proposal.

SUBSTANTIAL INTERESTS.
---------------------

      To the knowledge of Capital Company no person has the right to instruct General American with respect to 5% or more of the shares of the Fund. However, the proportionate voting policy will result in certain contract holders' instructions affecting the vote of 5% or more of total outstanding shares. These particular contract holders and the percentage of votes that their instruction may affect will depend upon which contract holders provide instructions and which contract holders do not. General American will vote in accordance with the directions as indicated on your enclosed voting instruction form provided it is received properly executed.

FUND TRANSACTIONS AND BROKERAGE.
-------------------------------

      Purchases and sales of securities on a securities exchange are effected by brokers, and Capital Company will pay a brokerage commission for this service. In the over-the-counter market, securities generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments are purchased directly from an issuer, in which case no commissions or discounts are paid.

      During the fiscal year ended December 31, 1996, Capital Company paid a total of $128,797 in commissions, none of it to brokers or dealers affiliated with General American, Conning, or Morgan Stanley. Allocation of brokerage business was not based on research services provided, although such services were received.

      Under the Investment Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, Conning may cause a fund to pay a broker-dealer that provides brokerage and research services to Conning a commission for effecting a securities transaction larger than the commission other broker-dealers would have charged for the same transaction. Conning will do so when it has determined in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer, viewed either in terms of a particular transaction or of Conning's overall responsibilities to Capital Company and to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of funds; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      Research provided by brokers may be used for the benefit of all of Conning's clients and not solely or necessarily for the benefit of Capital Company. Conning's personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by Conning as a consideration in the selection of brokers to execute portfolio transactions.

      In certain instances, there may be securities that are suitable for a fund's portfolio as well as for that of another fund, for General American's general account, or for other accounts served by Conning. Investment decisions for a fund and for Conning's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought or sold for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client.

      When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a fund is concerned. Capital Company believes that, over time, its ability to participate in larger transactions will produce better executions for the funds.

      The investment advisory fee that Capital Company pays to Conning will not be reduced as a consequence of Conning's receipt of brokerage and research services. To the extent Capital Company's portfolio transactions are used to obtain such services, the brokerage commissions paid by Capital Company will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to Conning in advising both Capital Company and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to Conning in carrying out its obligations to Capital Company.

SHAREHOLDER PROPOSALS.
---------------------

      Any shareholder wishing to recommend a proposal at the annual meeting to be held in 1998 (if any) and to have such proposal included in any proxy material distributed in 1998 should notify Capital Company in writing at 700 Market Street, St. Louis, Missouri 63101 at least 90 days before May 1, 1998.

      CAPITAL COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS
ANNUAL REPORT AND SEMI-ANNUAL REPORT UPON REQUEST.  TO REQUEST AN
ANNUAL REPORT AND A SEMI-ANNUAL REPORT, PLEASE CALL GENERAL
AMERICAN AT 1-800-638-9294.

                                                                    Exhibit A
                                                                    ---------

                      INVESTMENT ADVISORY AGREEMENT
                      -----------------------------

      INVESTMENT ADVISORY AGREEMENT made as of the twenty-first day of July, 1993, by and between GENERAL AMERICAN CAPITAL COMPANY ("Company"), a Maryland corporation, and GENERAL AMERICAN INVESTMENT MANAGEMENT COMPANY ("Adviser"), a Missouri corporation which is registered as an investment adviser under the Investment Advisers Act of 1940, whereby the Adviser will act as investment adviser to the Company as follows:

                                  ARTICLE I
                             Advisory Services
                             -----------------

      The Company is an open-end, diversified management investment company, incorporated under the laws of the State of Maryland on November 15, 1985. The Company hereby employs the Adviser to act as the investment adviser to and manager of the Company, and, subject to the supervision of the Board of Directors of the Company ("Board"), to manage the investment and reinvestment of the assets of the funds currently offered for sale by the Company ("Funds") for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company. The Adviser shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Company in buying, selling or otherwise disposing or managing the Company's investments, subject to the supervision of the Board.

      A.    Duties of Adviser.  In carrying out its obligations to manage the
            -----------------
investment and reinvestment of the assets of the Company, the Adviser shall, as appropriate and consistent with the limitations set forth in Section C hereof:

            (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of each Fund of the Company as set forth in the prospectus for the Company, as amended from time to time;

            (b) consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund of the Company for approval, modification, or rejection by the Board;

            (c) seek out specific investment opportunities and take such steps as are necessary to implement any overall investment strategies approved by the Board, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, management of investments and any other property of the

      Company, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

            (d) regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of the Company; and

            (e) furnish to regulatory authorities having jurisdiction such information as may be requested in order for such authorities to ascertain that variable insurance operations are being conducted in accordance with applicable laws and regulations.

      B.    Employment of Sub-Adviser(s).  The Adviser shall have the
            ----------------------------
authority to employ, at its expense, one or more sub-advisers. Where applicable, reference herein to the Adviser shall include any sub-advisers employed by the Adviser. Any agreement between the Adviser and any sub-adviser shall be subject to the terms for approval, renewal, termination and amendment as provided herein with respect to the Adviser, and such sub-adviser shall at all times be subject to the direction of the Adviser and the Board, and any duly constituted committee thereof, or any officer of the Company acting pursuant to like authority.

      C.    Limitations on Advisory Services.  The Adviser shall perform the
            --------------------------------
services under this Agreement subject to the supervision and review of the Board and in a manner consistent with the investment objectives, policies, and restrictions of each Fund of the Company as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and By-Laws, as amended from time to time, the provisions of the Investment Company Act of 1940, as amended (the "Investment Company Act") and the applicable requirements of the Internal Revenue Code of 1986, as amended.

      The Company has furnished or will furnish the Adviser with copies of the Company's Prospectus, Articles of Incorporation, and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Adviser will be entitled to rely on all documents furnished by the Company.

                               ARTICLE II
                       Compensation of the Adviser
                       ---------------------------

      A.    Investment Advisory Fee.  As compensation for its services to the
            -----------------------
Company, the Adviser shall receive monthly compensation based on an annual percentage of the average daily value of the net assets of the Funds of the Company as shown below:

      Equity Index Fund             .25 Percent
      Money Market Fund             .125 Percent
      Bond Index Fund               .25 Percent
      Asset Allocation Fund         .50 Percent

      Managed Equity Fund Assets
      --------------------------
        First $10 million                 .50%
        Next $20 million                  .35%
        Balance over $30 million          .30%

      International Equity Fund Assets
      --------------------------------
        First $10 million                 .70%
        Next $20 million                  .60%
        Balance over $30 million          .50%

      Special Equity Fund Assets
      -------------------------
        First $10 million                 .55%
        Next $20 million                  .45%
        Balance over $30 million          .40%

      B.    Allocation of Expenses.  The Adviser shall be responsible for
            ----------------------
payment of all expenses it may incur in performing the services set forth in
Article I hereunder. Except for expenses specifically assumed by the Adviser as stated above, the Company shall be responsible for all expenses associated with the operations of the Company.

            The Board shall determine the manner in which expenses are allocated to the Funds of the Company, and the determination of the Board shall be final and binding.

                               ARTICLE III
                     Fund Transactions and Brokerage
                     -------------------------------

      The Adviser agrees to determine the securities to be purchased or sold by each Fund of the Company, subject to the provisions of Article I, and to place orders pursuant to its determinations either directly with the issuer, with any broker-dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Adviser, subject to the following limitations.

      The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund of the Company and will use its best efforts to obtain the most favorable price and efficient execution of the Company's orders, taking into account all appropriate factors, including: price; dealer spread or commission, if any; size and difficulty of the transaction; the nature of the market for the security; the reliability, financial condition and general execution and operational capabilities of the broker-dealer; and the research, statistical, and economic data furnished by the broker-dealer to the Company.

      Subject to the above requirements, nothing shall prohibit the Adviser from selecting brokers or dealers with which it or the Company are affiliated and from selecting brokers or dealers by virtue of sales of insurance policies of General American Life Insurance Company or its affiliates by such broker-dealers or their affiliates.

                                ARTICLE IV
                         Activities of the Adviser
                         -------------------------

      The services of the Adviser to the Company under this Agreement are not to be deemed exclusive and the Adviser will be free to render similar services to others so long as its services under this Agreement are not impaired. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Adviser are or may become similarly interested in the Company.

      It is agreed that the Adviser may use any supplemental investment research obtained for the benefit of the Company in providing investment advice to its other investment advisory accounts. The Adviser or its subsidiaries may use such information in managing their own accounts.

      Conversely, such supplemental information obtained by the placement of business for the Adviser or other entities advised by the Adviser will be considered by and may be useful to the Adviser in carrying out its obligations to the Company.

      Securities held by a Fund may also be held by separate investment accounts or other investment companies for which the Adviser may act as an adviser or by the Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Company or other entities for which the Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Company agrees that the Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Company recognizes that there may be an adverse effect on price.

      It is agreed that, on occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Company as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for the Company with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company and to such other accounts or companies. The Company recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Fund of the Company.

                                ARTICLE V
                      Effectiveness of the Agreement
                      ------------------------------

      This Agreement shall not become effective unless and until it is approved by the Company's Board (including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement), and by the Company's shareholders, and this Agreement shall come into full force and effect on the date on which it is so approved, provided that it shall not become effective as to any subsequently created Fund until it has been approved by the Board specifically for such Fund, and that implementation of any changes from prior Agreements may be delayed until the start of the next month after a change is approved by the shareholders.

                                ARTICLE VI
                           Term of the Agreement
                           ---------------------

      As to each Fund of the Company, this Agreement shall continue in effect from year to year so long as its continuance is approved annually by a majority of the votes cast by those persons having voting rights in respect of the Fund or by a vote by a majority of the members of the Board, but in either event by the vote of a majority of the Board who are not "interested persons" (as defined in the Investment Company Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting such approval.

      As to each Fund of the Company, this Agreement:

      (1) may be terminated without the payment of any penalty upon 60 days' written notice to the Adviser either by the Board or by a majority vote of those persons having voting rights in respect of the affected Fund(s) of the Company:

      (2) shall automatically terminate if it is assigned (within the meaning of the Investment Company Act) by the Adviser;

      (3) may be terminated by the Adviser without payment of any penalty upon 60 days' written notice to the Secretary of the Board of the Company; and

      (4) may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. An amendment of this Agreement shall not be effective until approved by (a) vote of the holders of a majority of the outstanding voting securities of the Fund or Funds affected; and (b) a majority of those directors of the Company who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.

                                 ARTICLE VII
                                Recordkeeping
                                -------------

      The Adviser agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all records the Adviser maintains for the Company as are required to be maintained pursuant to said rules. The Adviser agrees that all such records shall be the property of the Company and shall be made available, within five (5) business days of the request, to the Company's accountants or auditors during regular business hours at the Adviser's offices upon such prior written notice. In the event of termination for any reason, all such records shall be returned promptly to the Company, free from any claim or retention of rights by the Adviser. In addition, the Adviser will provide any materials, reasonably related to the investment advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Company or as may be required by any governmental agency having jurisdiction.
Adviser will keep any information obtained in the course of performing under this Agreement in confidence, and will not use such information for its own benefit nor disclose it except as authorized by Company or as required by regulatory authorities having jurisdiction.

                               ARTICLE VIII
                         Liability of the Adviser
                         ------------------------

      In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Adviser nor any of its officers, directors, employees or agents shall be subject to liability to the Company or to any shareholder or to any other person with a beneficial interest in the Company for any act or omission in the course of, or connected with, rendering advisory services hereunder, including without limitation any error or judgment or mistake of law or for any loss suffered by the Company or any shareholder or other person in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The provisions of this Article VIII shall not apply to services other than those relating solely to the provision of investment advice rendered by the Adviser pursuant to this Agreement.

                                 ARTICLE IX
                                Governing Law
                                -------------

      While this Agreement is intended by the parties to be governed by Missouri law as to matters of state law, this Investment Advisory Agreement is also subject to the provisions of the Investment Company Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Company and the holders of voting shares of any class of the Company's Capital Stock, the term "majority of the outstanding voting shares" means the lesser of (i) 67% or more of the voting shares represented at a meeting at which the holders of more than 50% of the outstanding voting shares are represented or
(ii) more than 50% of the outstanding voting shares.

      IN WITNESS WHEREOF, the parties have caused this Investment Advisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Attest:                                   GENERAL AMERICAN CAPITAL COMPANY

/s/ Matthew P. McCauley                   By:  /s/ Richard A. Liddy
-------------------------------------        --------------------------------
Matthew P. McCauley, Secretary                 Richard A. Liddy, President


                                          GENERAL AMERICAN INVESTMENT
Attest:                                   MANAGEMENT COMPANY

/s/ Joyce W. Hillebrand                   By:  /s/ Leonard M. Rubenstein
-------------------------------------        --------------------------------
Joyce W. Hillebrand, Assistant               Leonard M. Rubenstein, President
                                                        Secretary

                              AMENDMENT NO. 1
                              ---------------
                                  TO THE
                      INVESTMENT ADVISORY AGREEMENT
                      -----------------------------


      Amendment No. 1 made as of the 1st day of January, 1997, by and between GENERAL AMERICAN CAPITAL COMPANY ("Company"), a Maryland corporation, and CONNING ASSET MANAGEMENT COMPANY ("Adviser"), formerly known as General American Investment Management Company, a Missouri corporation which is registered as an investment adviser under the Investment Advisers Act of 1940, amends the Investment Advisory Agreement, dated as of the twenty-first day of July, 1993, by and between the Company and the Adviser, as follows:

      (i) ARTICLE II is hereby amended to change the name of the Equity Index Fund to the S&P 500 Index Fund, the International Equity Fund to the International Index Fund, and the Special Equity Fund to the Mid-Cap Equity Fund; and

      (ii) ARTICLE II is hereby amended to change the investment advisory fee rates for the International Index Fund and the Mid-Cap Equity Fund to read as follows:

                  INTERNATIONAL INDEX FUND ASSETS
                  -------------------------------

                  First $10 million             .50%
                  Next $10 million              .40%
                  Balance over $20 million      .30%

                  MID-CAP EQUITY FUND ASSETS
                  --------------------------

                  First $10 million             .55%
                  Next $10 million              .45%
                  Balance over $20 million      .40%

      IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to the Investment Advisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Attest:                             GENERAL AMERICAN CAPITAL COMPANY


 /s/ Matthew P. McCauley            By:  /s/ Richard A. Liddy
-----------------------------------    -----------------------------
 Matthew P. McCauley,                    Richard A. Liddy,
 Secretary                               President



Attest:                             CONNING ASSET MANAGEMENT COMPANY


 /s/ Joyce W. Hillebrand            By:  /s/ Leonard M. Rubenstein
-----------------------------------    -----------------------------
 Joyce W. Hillebrand,                    Leonard M. Rubenstein,
 Assistant Secretary                     Chief Executive Officer

                              AMENDMENT NO. 2
                              ---------------
                                 TO THE
                      INVESTMENT ADVISORY AGREEMENT
                      -----------------------------

      Amendment No. 2 made as of the first day of March, 1997, by and between GENERAL AMERICAN CAPITAL COMPANY ("Company"), a Maryland corporation, and CONNING ASSET MANAGEMENT COMPANY ("Adviser"), formerly known as
General American Investment Management Company, a Missouri corporation which is registered as an investment adviser under the Investment Advisers Act of 1940, amends the Investment Advisory Agreement, dated as of the twenty-first day of July, 1993, as amended by Amendment No. 1 dated as of the first day of January, 1997, by and between the Company and the Adviser, as follows:

      (i) ARTICLE II is hereby amended to add the Small-Cap Equity Fund to the list of Company funds managed by Adviser under the Investment Advisory Agreement; and

      (ii) ARTICLE II is hereby amended to change the investment advisory fee rates for the Managed Equity Fund and to add the investment advisory fee rate for the Small-Cap Equity Fund as follows:

                  Managed Equity Fund Assets
                  --------------------------

                  First $10 million             .40%
                  Next $20 million              .30%
                  Balance over $30 million      .25%

                  Small-Cap Equity Fund         .25%
                  ---------------------

      IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to the Investment Advisory Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

Attest:                             GENERAL AMERICAN CAPITAL COMPANY


 /s/ Matthew P. McCauley            By:  /s/ Richard A. Liddy
----------------------------------     -----------------------------
 Matthew P. McCauley,                    Richard A. Liddy,
 Secretary                               President



Attest:                             CONNING ASSET MANAGEMENT COMPANY


 /s/ Joyce W. Hillebrand            By:  /s/ Leonard M. Rubenstein
-----------------------------------    -----------------------------
 Joyce W. Hillebrand,                    Leonard M. Rubenstein,
 Assistant Secretary                     Chief Executive Officer

                                                              Exhibit B
                                                              ---------

                    INVESTMENT SUB-ADVISORY AGREEMENT
                    ---------------------------------

      INVESTMENT SUB-ADVISORY AGREEMENT, made as of the twenty-fourth day of July, 1991, by, between and among GENERAL AMERICAN CAPITAL COMPANY (the "Company"), a Maryland corporation, GENERAL AMERICAN INVESTMENT MANAGEMENT COMPANY, a Missouri corporation registered as an investment adviser under Investment Advisers Act of 1940 (the "Adviser"), and MORGAN STANLEY ASSET MANAGEMENT INC., a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940 (the "Sub-Adviser").

      WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end diversified management investment company with five investment funds;

      WHEREAS, The Adviser is the investment adviser to the Company; and

      WHEREAS, The Adviser desires to retain the Sub-Adviser to furnish it with investment advice with respect to the Managed Equity Fund of the Company (the "Fund"), in connection with the Adviser's investment advisory and management activities on behalf of the Company, and the Sub-Adviser desires to furnish such services to the Adviser;

      NOW, THEREFORE, In consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

                               ARTICLE I
                Appointment and Services of Sub-Adviser
                ---------------------------------------

      A.    APPOINTMENT OF SUB-ADVISER.
            ---------------------------

            In accordance with and subject to the Investment Advisory Agreement between the Company and the Adviser ("Advisory Agreement"), the Adviser hereby appoints the Sub-Adviser as sub-adviser with respect to the Fund subject to the supervision of the Adviser and the Board of Directors of the Company ("Board"), for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Adviser in any way or otherwise be deemed an agent of the Company or the Adviser.

      B.    INVESTMENT ADVISORY SERVICES.
            -----------------------------

            In carrying out its obligations to provide investment advisory assistance and management advice with respect to the Fund, the Sub-Adviser shall:

            (1) obtain and provide investment research as to the Fund's investments;

            (2) obtain and arrange for the evaluation of pertinent information about significant economic developments affecting Fund securities with the help of statistical and financial data, and furnish the Adviser or the Company with whatever statistical information with respect to the securities the Fund may hold or contemplate purchasing, as the Adviser or the Company may reasonably request;

            (3) recommend industries and companies to be represented in the Fund and regularly report such recommendations to the Adviser;

            (4) recommend programs for the purchase and sale of the securities included or to be included in the Fund and regularly report on such programs to the Adviser; and

            (5) furnish to regulatory authorities having jurisdiction such information as may be requested in order for such authorities to ascertain that variable insurance operations are being conducted in accordance with applicable laws and regulations.

      C.    GENERAL STANDARDS.
            ------------------

            The Sub-Adviser shall perform its obligations under this Agreement subject to the supervision and review of the Adviser and the Board and in a manner consistent with (1) the investment objectives, policies, and restrictions of the Fund as stated in the Company's Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission; (2) the Company's Articles of Incorporation and By-Laws, as amended from time to time; (3) the provisions of the 1940 Act, as amended, including the regulations thereunder, as interpreted by the staff of the Securities and Exchange Commission; and (4) the applicable requirements of the Internal Revenue code of 1986, as amended.

      The Sub-Adviser shall use the same skill and care in formulating its recommendations for the Fund as it uses in connection with other accounts for which it has full discretionary investment responsibility.

      The Adviser has furnished or will furnish the Sub-Adviser with copies of the Company's Registration Statement, Articles of Incorporation, and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Adviser with copies of any amendments or supplements thereto. The Sub-Adviser will be entitled to rely on all such documents furnished by the Adviser.

                                 ARTICLE II
                         Compensation and Expenses
                         -------------------------

      A.    COMPENSATION.
            -------------

            For the services provided under this Agreement the Adviser will pay the Sub-Adviser, as full compensation, a fee at an annual rate equal to a percentage of the average daily value of the net assets attributable to the Fund. The fee will be calculated as follows:

                  ASSETS                     PERCENTAGE
                  ------                     ----------
                  First $10 million             .40%
                  Next $20 million              .30%
                  Balance over $30 million      .25%

      The Sub-Adviser's fee will be computed as of 4 p.m. New York time on the last day of each month that both the Adviser and the New York Stock Exchange are open for business. The fee will be payable monthly in arrears and will not be an obligation of the Fund or the Company, being instead paid by the Adviser from its own fee or other assets.

      B.    EXPENSES.
            ---------

            During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.

                                ARTICLE III
                      Activities of the Sub-Adviser
                      -----------------------------

      The Sub-Adviser's obligation to make recommendations shall be continuous, provided that the Adviser shall be free at all times to accept or decline such recommendations. The Adviser shall retain not only the responsibility for evaluating the Sub-Adviser's recommendations, but also responsibility for (1) the selection of brokers; (2) the maintenance of books and records with respect to the portfolio transactions of the Fund; and (3) such periodic and special reports as the Board may require. Sub-Adviser will keep any information obtained in the course of performing under this Agreement in confidence, and will not use such information for its own benefit nor disclose it except as authorized by Company or Adviser, or as required by regulatory authorities having jurisdiction.

      The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser to fiduciary and other managed accounts including other investment companies, and the Adviser has no objection to the Sub-Adviser's so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement.

      The Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of its duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that the Sub-Adviser duly performs all obligations under this Agreement.

                                 ARTICLE IV
                       Liability of the Sub-Adviser
                       ----------------------------

      In the absence of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement), neither the Sub-Adviser nor any of its officers, directors, employees or agents shall be subject to liability to the Adviser or the Company or to any shareholder or to any owner of a policy issued by the Company for any act or omission in the course of, or connected with, rendering advisory services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund or any shareholder or policyowner or other person in connection with the matters to which this Agreement relates, except to the extent specified in
Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The provisions of this Article IV shall not apply to services other than those relating solely to the provision of investment advice rendered by the Sub-Adviser pursuant to this Agreement.

                                  ARTICLE V
                           Term of the Agreement
                           ---------------------

      A.    EFFECTIVENESS.
            --------------

            This Investment Sub-Advisory Agreement shall not become effective unless and until it is approved by the Board, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by the vote of the Fund's shareholders, and this Agreement shall come into full force and effect on the date on which it is so approved. Implementation of any changes may be delayed, in Company's discretion, until the start of the next month after a change is approved by the shareholders.

      B.    TERM.
            -----

            This Agreement shall continue in effect from year to year so long as its continuance is approved annually (1) by the vote of the majority of the Board, or by vote of a majority of the outstanding voting securities of the Fund, and (2) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

            This Agreement:

            (1) shall be subject to termination, without the payment of any penalty, by a majority of the Board, by the Adviser, or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to the Sub-Adviser;

            (2) shall be subject to termination by the Sub-Adviser on sixty days' written notice to both the Adviser and the Company; and

            (3) shall automatically terminate upon assignment by either party or upon termination of the Investment Advisory Agreement between the Company and the Adviser.

      C.    AMENDMENT.
            ----------

            No provision of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

            No amendment of this Agreement shall be effective until approved by (1) vote of the holders of a majority of the outstanding voting securities of the Fund; and (2) a majority of those directors of the Company who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval.

                                 ARTICLE VI
                                Miscellaneous
                                -------------

      This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Missouri. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, regulation or otherwise, the remainder of this Agreement shall not be affected thereby.

      Notices of any kind to be given to the Sub-Adviser by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 122 Avenue of the Americas, New York, New York 10020,
Attention: Secretary and General Counsel, or at such other address or to such other individual as shall be specified by the Sub-Adviser to the Adviser. Notices of any kind to be given if mailed or delivered to the Adviser at P.O. Box 396, St. Louis, Missouri 63166, Attention:
President.

      This Investment Sub-Advisory Agreement is subject to the provisions of the 1940 Act, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. The term "majority of the outstanding voting securities" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.

      The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      IN WITNESS WHEREOF, the parties have caused this Investment
Sub-Advisory Agreement to be signed by their respective officials duly authorized, on the day and year first above written.

Attest:                             GENERAL AMERICAN CAPITAL COMPANY


 /s/ Matthew P. McCauley            By:  /s/ Richard A. Liddy
-----------------------------          -----------------------------
 Matthew P. McCauley,                    Richard A. Liddy,
 Secretary                               President


Attest:                             GENERAL AMERICAN INVESTMENT
                                    MANAGEMENT COMPANY


 /s/ Joyce W. Hillebrand            By:  /s/ Leonard M. Rubenstein
-----------------------------          -----------------------------
 Joyce W. Hillebrand,                    Leonard M. Rubenstein,
 Assistant Secretary                     President


Attest:                             MORGAN STANLEY ASSET MANAGEMENT INC.

 /s/ Harold J. Schaaff              By:  /s/ Peter A. Nadosy
-----------------------------          -----------------------------
Harold J. Schaaff, Secretary             Peter A. Nadosy, President

General American Capital Company   Voting Instructions Solicited on Behalf of
("Capital Company")                the Board Directors for a Special Meeting of
Managed Equity Fund                Shareholders of General American Capital
                                   Company
                                   April 28, 1997
MANAGED EQUITY FUND

I hereby instruct General American Life Insurance Company ("General American") to vote the shares of the Managed Equity Fund (the "Fund") as to which I am entitled to give instructions, as shown below, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 11:00 a.m. on April 28, 1997, Central Time and any adjournments thereof at 700 Market Street, St. Louis, Missouri 63101 as indicated below.

I hereby revoke any and all voting instructions with respect to such share previously given by me. I acknowledge receipt of the Proxy Statement dated March 31, 1997. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" THE PROPOSAL.

This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of Capital Company in writing, or by voting in person at the Meeting.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSAL.
                                                     ---
Please use blue or black ink or dark pencil.  Do not use red ink.

                                                    FOR      AGAINST     ABSTAIN
To have Conning Asset Management Company (the
investment adviser of the Managed Equity Fund
as well as the investment adviser and portfolio
manager of each of Capital Company's other          / /        / /         / /
funds) take over the portfolio management of the Managed Equity Fund.

MANAGED EQUITY FUND total votes/value
as of January 31, 1997 is  $ \------------\.

NOTE: The amount shown reflects the value of this Fund, it does not take into consideration surrender charges or outstanding loans.

                      PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                      DATE: -------------------.

                      Signature should be exactly as name appears on this Voting Instruction Form. If the individual signing the form is a fiduciary (e.g., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

\policy plan no.\     ---------------------------------------------------
\owner name\
\address1\
\address2\            ---------------------------------------------------
\city state zip\      Contract/Annuity Holder Signature